1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Income Recognition (Policies)	12 Months Ended
Dec. 31, 2021
Policies
Income Recognition:

Income Recognition:

The Company categorizes it primary sources of revenue into three categories: (1) interest related revenues, (2) insurance related revenue, and (3) revenue from contracts with customers.

(1)Interest related revenues are specifically excluded from the scope of ASC 606 and accounted for under ASC Topic 310, "Receivables".

(2)Insurance related revenues are subject to industry-specific guidance within the scope of ASC Topic 944, "Financial Services - Insurance" which remains unchanged.

(3)Other revenues primarily relate to commissions earned by the Company on sales of auto club memberships. Auto club commissions are revenue from contracts with customers and are accounted for in accordance with the guidance set forth in ASC 606.

Accounting principles generally accepted in the United States of America require that an interest yield method be used to calculate the income recognized on accounts which have precomputed charges. An interest yield method is used by the Company on each individual account with precomputed charges to calculate income for those on-going accounts; however, state regulations often allow interest refunds to be made according to the "Rule of 78's" method for payoffs and renewals. Since the majority of the Company's accounts which have precomputed charges are paid off or renewed prior to maturity, the result is that most of the accounts effectively yield on a Rule of 78's basis.

Precomputed finance charges are included in the gross amount of certain direct cash loans, sales finance contracts and certain real estate loans. These precomputed charges are deferred and recognized as income on an accrual basis using the effective interest method. Some other cash loans and real estate loans, which do not have precomputed charges, have income recognized on a simple interest accrual basis. Income is not accrued on a loan that is more than 60 days past due.

Loan fees and origination costs are deferred and recognized as an adjustment to the loan yield over the contractual life of the related loan.

The property and casualty credit insurance policies written by the Company, as agent for an unrelated insurance company, are reinsured by the Company's property and casualty insurance subsidiary. The premiums are deferred and earned over the period of insurance coverage using the pro-rata method or the effective yield method, depending on whether the amount of insurance coverage generally remains level or declines.

The credit life and accident and health policies written by the Company, as agent for an unrelated insurance company, are reinsured by the Company's life insurance subsidiary. The premiums are deferred and earned using the pro-rata method for level-term life policies and the effective yield method for decreasing-term life policies. Premiums on accident and health policies are earned based on an average of the pro-rata method and the effective yield method.

Claims of the insurance subsidiaries are expensed as incurred and reserves are established for incurred but not reported claims. Reserves for claims totaled $5,291,972 and $5,361,761 at December 31, 2021 and 2020, respectively, and are included in unearned insurance premiums on the consolidated statements of financial position.

Policy acquisition costs of the insurance subsidiaries are deferred and amortized to expense over the life of the policies on the same methods used to recognize premium income.

The primary revenue category included in other revenue relates to commissions earned by the Company on sales of auto club memberships. Commissions received from the sale of auto club memberships are earned at the time the membership is sold. The Company sells the memberships as an agent for a third party. The Company has no further obligations after the date of sale as all claims for benefits are paid and administered by the third party.